PARKSTERLING

Park Sterling Corporation

2013Q3 Earnings Conference Call

October 25, 2013

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

Forward Looking Statements

and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. Park Sterling cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: failure to realize synergies and other financial benefits from the Citizens South merger within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration of the merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; failure to effectively redeploy resources from custody business to the core asset management business; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the impacts on the company of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Third Quarter Highlights

PARKSTERLING

Strong Financial Performance (1)

- Fourth consecutive quarter of record operating earnings
  - Adjusted net income available to common shareholders* increased $364,000 (9%) to $4.3 million, or $0.10 per share
  - Adjusted annualized return on average assets* increased 6 bps to 0.87%
  - Posted 19% annualized loan growth in metro markets
- Asset quality and balance sheet remain strong
  - Nonperforming assets to total assets decreased 6 bps to 1.52%
  - Tangible common equity to tangible assets* of 11.78%
  - Tier 1 leverage ratio of 11.11%
- Increased investment in key businesses
  - Introduced Sterling Edge training in retail bank
  - Introduced new mobile banking platform
  - Introduced new leadership in community markets
- Focused on enhancing shareholder value through active capital management
  - Completed full redemption of $20.5 million of Series C Preferred Stock (September 2013)
  - Declared cash dividend on common shares of $0.02 per share (October 2013)
  - M&A discussions accelerating in our markets

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Comparisons to June 30, 2013 and the three months then ended.

Earnings Profile

PARKSTERLING

Three Month Results

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Net Income					
Total interest income	$ 11,431	$ 21,422	$ 19,323	$ 20,144	$ 19,736
Total interest expense	1,460	1,890	1,587	1,473	1,422
Net interest income	9,971	19,532	17,736	18,671	18,314
Provision for loan losses	7	994	309	75	(419)
Net interest income after provision	9,964	18,538	17,427	18,596	18,733
Noninterest income	3,285	3,592	3,458	3,968	3,257
Noninterest expense	12,170	20,037	15,921	16,784	15,670
Pretax income	1,079	2,093	4,964	5,780	6,320
Income tax expense	459	771	1,724	1,968	2,106
Net income	$ 620	$ 1,322	$ 3,240	$ 3,812	$ 4,214
Preferred dividends	-	51	51	302	-
Net income available to common	$ 620	$ 1,271	$ 3,189	$ 3,510	$ 4,214
Net income available to common per share	$ 0.02	$ 0.03	$ 0.07	$ 0.08	$ 0.10
Weighted average dilutive shares	*32,138,554*	*44,025,874*	*44,069,053*	*44,204,581*	*44,273,821*
Adjusted Net Income*					
Reported pretax income	$ 1,079	$ 2,093	$ 4,964	$ 5,780	$ 6,320
Plus: merger-related expenses	1,364	3,167	836	822	167
Less: gain on sale of securities	(989)	-	-	(104)	-
Adjusted pretax income	1,454	5,260	5,800	6,498	6,487
Income tax expense	467	1,691	1,995	2,235	2,162
Adjusted net income	$ 987	$ 3,569	$ 3,805	$ 4,263	$ 4,325
Preferred dividends	-	51	51	302	-
Adjusted net income available to common	$ 987	$ 3,518	$ 3,754	$ 3,961	$ 4,325
Adjusted net income available to common per share	$ 0.03	$ 0.08	$ 0.09	$ 0.09	$ 0.10

- Record net income available to common shareholders of $4.2 million, or $0.10 per share, in 2013Q3
  - Increase of $704,000 (20%) from $3.5 million, or $0.08 per share, in 2013Q2
- Record adjusted net income available to common shareholders* of $4.3 million, or $0.10 per share, in 2013Q3 (excludes merger-related expenses and gain on sale of securities)
  - Increase of $364,000 (9%) from $4.0 million, or $0.09 per share, in 2013Q2
- Earnings growth supported by
  - Sound expense controls
  - Reversal of PCI loan allowance (in accordance with ASC 310-30)
    - Partially offset by $444,000 decrease in mortgage income (in accordance with ASC 815-10-S99-1)
  - Elimination of Series C Preferred Stock dividends (amounts due in conjunction with redemption recognized in 2013Q2 accrual)

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

PARKSTERLING

Three Month Results

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Average Balance					
Loans, including fees	$ 719,397	$ 1,388,627	$ 1,346,603	$ 1,337,318	$ 1,319,026
Securities	219,926	269,152	262,795	308,267	349,734
Other earning assets	59,346	125,143	122,968	96,727	79,126
Total earning assets	998,669	1,782,922	1,732,366	1,742,312	1,747,886
Interest bearing deposits	669,366	1,388,241	1,354,002	1,327,566	1,324,495
Borrowed funds	68,883	83,323	85,941	79,187	78,474
Total interest-bearing liabilities	738,249	1,471,564	1,439,943	1,406,753	1,402,969
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 10,346	$ 20,269	$ 18,140	$ 18,805	$ 17,970
Securities	1,035	1,063	1,104	1,288	1,718
Other earning assets	50	90	79	51	48
Total interest income	11,431	21,422	19,323	20,144	19,736
Interest expense - deposits	(971)	(1,268)	(1,015)	(906)	(854)
Interest expense - borrowed funds	(489)	(622)	(572)	(567)	(568)
Total interest expense	(1,460)	(1,890)	(1,587)	(1,473)	(1,422)
Net interest income	$ 9,971	$ 19,532	$ 17,736	$ 18,671	$ 18,314
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.72%	5.81%	5.46%	5.64%	5.41%
Securities	1.87%	1.57%	1.70%	1.68%	1.95%
Other earning assets	0.34%	0.29%	0.26%	0.21%	0.24%
Total earning assets	4.55%	4.78%	4.52%	4.64%	4.48%
Interest bearing deposits	-0.58%	-0.36%	-0.30%	-0.27%	-0.26%
Borrowed funds	-2.82%	-2.97%	-2.70%	-2.87%	-2.87%
Total interest-bearing liabilities	-0.79%	-0.51%	-0.45%	-0.42%	-0.40%
Net interest spread	3.77%	4.27%	4.08%	4.22%	4.08%
Net interest margin	3.97%	4.36%	4.15%	4.30%	4.16%
Adjusted net interest margin*	3.98%	4.13%	4.15%	4.17%	4.04%

- Average earning assets increased $5.6 million (0%) in 2013Q3 to $1.75 billion
  - Average loans decreased $18.3 million (1%) to $1.32 billion, driven by decrease in acquired loans
  - Average securities increased $41.5 million (13%) to $349.7 million, driven by deployment of cash
- Net interest income decreased $357,000 (2%) in 2013Q3 to $18.3 million
  - Benefit of higher average earning assets offset by decrease in net interest margin
  - Includes accelerated accretion of $529,000
- Net interest margin decreased 14 basis points in 2013Q3 to 4.16%
  - Driven by lower yield on loans
- Adjusted net interest margin* (excludes accelerated accretion) decreased 13 basis points in 2013Q3 to 4.04%
  - Driven by lower yield on loans

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING

Three Month Results

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Noninterest Income					
Service charges on deposit accts	$ 324	$ 879	$ 764	$ 616	$ 637
Mortgage banking income	662	815	968	977	401
Income from wealth mgmt activities	665	693	708	731	910
ATM and card income	174	448	488	692	639
Income from bank-owned life insurance (BOLI)	294	450	381	528	537
Gain on sale of securities available for sale	989	-	-	104	-
Other noninterest income	177	307	149	320	133
Total noninterest income	$ 3,285	$ 3,592	$ 3,458	$ 3,968	$ 3,257
Adjusted Noninterest Income*					
Total noninterest income	$ 3,285	$ 3,592	$ 3,458	$ 3,968	$ 3,257
Less: gain on sale of securities	(989)	-	-	(104)	-
Adjusted noninterest income	$ 2,296	$ 3,592	$ 3,458	$ 3,864	$ 3,257
Memo Items					
Discretionary assets held	$ 248,997	$ 248,026	$ 287,816	$ 299,679	$ 325,292
Non-discretionary assets held	465,742	453,607	515,113	491,921	481,642
Total wealth management assets	$ 714,739	$ 701,633	$ 802,929	$ 791,600	$ 806,934
Mortgage origination - purchase	$ 12,991	$ 7,112	$ 8,391	$ 10,287	$ 9,868
Mortgage origination - refinance	25,519	25,791	20,425	22,710	19,244
Mortgage origination - construction	14,175	13,733	11,022	11,825	11,097
Total mortgage origination	$ 52,685	$ 46,637	$ 39,839	$ 44,822	$ 40,209

Special Note: Following a review of wealth management activities, the company has decided to exit the custody business. The transition should be completed by mid-2014. This decision is expected to have a negative impact on existing noninterest income of approximately $175,000 per quarter, ramping in over the transition period. Resources currently focused on the custody business are expected to be redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income decreased $711,000 (18%) in 2013Q3 to $3.3 million
  - Driven by decreases in income from mortgage banking and other noninterest income (see below)
- Adjusted noninterest income* (excludes gain on sale of securities of $104,000 in 2013Q2) decreased $607,000 (16%) in 2013Q3 to $3.3 million
  - Service charges on deposit accounts increased $21,000 (3%)
  - Income from mortgage banking decreased $576,000 (59%), including $444,000 decrease from revenue recognition under ASC 815-10-S99-1
  - Income from wealth management activities increased $179,000 (24%)
  - ATM and card income decreased $53,000 (8%) (Note: historical amounts adjusted for classification change to net interchange fees)
  - Other noninterest income decreased $187,000 (58%), including $54,000 from SBIC investment income and $85,000 from FDIC indemnification income

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING

Three Month Results

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Noninterest Expenses					
Salaries and employee benefits	$ 6,314	$ 11,041	$ 8,778	$ 8,800	$ 8,606
Occupancy and equipment	928	1,942	1,908	1,980	1,861
Data processing and service fees	784	1,599	1,653	1,640	1,268
Legal and professional fees	1,181	1,077	893	861	732
Deposit charges and FDIC insurance	261	473	487	409	372
Communication fees	198	319	432	448	432
Postage and supplies	112	360	329	298	188
Loan and collection expense	434	248	326	679	556
Core deposit intangible amortization	102	257	257	257	257
Advertising and promotion	144	367	220	150	186
Net cost of operation of OREO	964	1,167	(428)	(36)	142
Other noninterest expense	748	1,187	1,066	1,298	1,070
Total noninterest expenses	$ 12,170	$ 20,037	$ 15,921	$ 16,784	$ 15,670
Memo Items					
Total noninterest expenses	$ 12,170	$ 20,037	$ 15,921	$ 16,784	$ 15,670
Merger-related expense	1,364	3,167	836	822	167
Adjusted noninterest expenses*	$ 10,806	$ 16,870	$ 15,085	$ 15,962	$ 15,503
Stock expense (non-cash)	$ 508	$ 513	$ 525	$ 539	$ 405
FTE headcount (#)	271	458	450	452	451

- Noninterest expenses decreased $1.1 million (7%) in 2013Q3 to $15.7 million
- Adjusted noninterest expenses* (excludes merger-related expenses) decreased $459,000 (3%) in 2013Q3 to $15.5 million
  - Decreases reported across most noninterest expense categories
  - Net cost of operation of OREO increased $178,000, following net recoveries in the prior two quarters
    - Other noninterest expense historical amounts adjusted for classification change to net interchange fees

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%) (annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
-
0.35
0.69
0.77
0.81
0.87
0.22
0.25
0.65
0.72
0.85
1.02 0.56 0.19
1.04 0.62 0.30
1.01 0.73 0.48
1.07 0.81 0.64
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*


12.00
10.00
8.00
6.00
4.00
2.00
-
2.00
5.44
5.90
6.19
6.60
1.26
1.96
5.01
5.49
6.46
8.78
2.13
9.30 6.40 2.74
8.53 7.90 4.72
9.92 7.42 6.09
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.98
4.13
4.15
4.17
4.16
4.01
3.97
4.19
4.15
4.04
4.60 4.07 3.64
4.66 4.18 3.57
4.33 4.15 3.65
4.57 4.07 3.79
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)


1.20
1.00
0.80
0.60
0.40
0.20
-
0.79
0.51
0.45
0.42
0.40
0.96 0.75 0.64
1.02 0.77 0.59
0.86 0.67 0.50
0.83 0.61 0.49
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Profile

PARKSTERLING

Period-End Balance Sheet Composition

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Cash and equivalents	$ 106,536	$ 184,142	$ 122,265	$ 112,710	$ 52,697
Securities	191,401	252,993	304,986	335,625	361,837
Loans held for sale	6,095	14,147	11,659	10,985	3,070
Total loans - non-covered	708,283	1,255,019	1,237,813	1,219,513	1,240,307
Total loans - covered	-	101,688	91,936	85,146	76,035
Allowance for loan losses	(9,207)	(10,591)	(10,749)	(10,847)	(8,652)
FDIC loss share receivable	-	18,697	15,340	14,848	13,959
Bank-owned life insurance	26,945	46,133	46,546	47,019	47,485
Deferred tax asset	29,087	40,926	39,140	40,595	38,528
OREO - non-covered	13,028	18,427	13,597	9,741	8,708
OREO - covered	-	6,646	7,654	6,542	6,173
Goodwill and intangibles	4,337	36,247	35,990	35,732	35,475
Other assets	33,683	68,489	67,563	65,483	64,438
Total assets	$1,110,188	$2,032,963	$1,983,740	$1,973,092	$1,940,060
Noninterest bearing deposits	$ 165,899	$ 243,495	$ 256,931	$ 265,246	$ 262,114
Interest bearing deposits	665,776	1,388,509	1,337,890	1,327,859	1,293,849
Total borrowings	68,727	101,716	87,060	78,988	99,634
Other liabilities	13,982	23,541	22,874	23,942	24,710
Total liabilities	914,384	1,757,261	1,704,755	1,696,035	1,680,307
Preferred equity	-	20,500	20,500	20,500	-
Common equity	195,804	255,202	258,485	256,557	259,753
Total liabilities and shareholders' equity	$1,110,188	$2,032,963	$1,983,740	$1,973,092	$1,940,060
Tangible book value per share*	$ 5.96	$ 4.98	$ 5.05	$ 5.00	$ 5.07
Period end dilutive shares	*32,138,367*	*44,007,593*	*44,079,905*	*44,146,405*	*44,206,984*
Memo Items					
Tangible common equity to tangible assets*	17.31%	10.97%	11.42%	11.40%	11.78%

- Balance sheet decreased $33.0 million (2%) in 2013Q3 to $1.94 billion
  - Driven by $60.0 million (53%) decrease in cash and equivalents
    - $26.2 million redeployed into investments
    - $11.6 million redeployed into loans (excluding LHFS)
    - $20.5 million utilized to redeem Series C Preferred Stock
- Capitalization remains strong with tangible common equity to tangible assets* of 11.78%
  - Allowed full redemption of $20.5 million of Series C Preferred Stock
    - Exit from SBLF Fund simplifies capital structure and eliminates preferred dividend
  - Allows for continued capital management initiatives
    - Declared $0.02 per share dividend on common shares

(Unaudited; 2012Q4 derived from audited financial statements. Revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Loan Mix – By Type

PARKSTERLING

Period-End Loan Mix – By Type

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Commercial and industrial (C&I)	$ 70,155	$ 119,132	$ 118,796	$ 124,773	$ 131,523
CRE - Owner-occupied (CRE-OO)	161,360	299,417	285,353	274,043	273,340
CRE - Investor owned (CRE-NOO)	206,808	371,956	367,434	368,556	371,903
Acquisition, construction and development	81,027	140,661	140,869	129,154	142,784
Other commercial	13,059	5,628	4,894	3,521	3,941
Total commercial loans	532,409	936,794	917,346	900,047	923,491
Residential mortgage	58,062	188,532	180,368	180,195	174,780
Home equity lines of credit (HELOC)	82,690	163,625	156,802	148,686	146,484
Residential construction	25,872	52,811	55,205	52,669	46,499
Other loans to individuals	9,839	15,554	20,237	22,896	24,725
Total consumer loans	176,463	420,522	412,612	404,446	392,488
Deferred costs (fees)	(589)	(609)	(209)	166	363
Total loans	$ 708,283	$1,356,707	$1,329,749	$1,304,659	$1,316,342
Memo Items					
Non-acquired loans*	$ 419,193	$ 507,907	$ 557,646	$ 609,414	$ 697,885
Acquired performing loans	246,267	614,518	556,135	493,660	433,695
Acquired purchased credit impaired (PCI) loans	42,823	234,282	215,968	201,585	184,762
Total loans	$ 708,283	$1,356,707	$1,329,749	$1,304,659	$1,316,342
Acquired performing and PCI as % of total loans	41%	63%	58%	53%	47%

2013Q3



C&I 10%
CRE - OO 21%
CRE - NOO 28%
AC&D 11%
Resi Mortgage 13%
HELOC 11%
Resi Construct 4%
Consumer 2%

- Total loans (excluding LHFS) increased $11.7 million (1%) in 2013Q3 to $1.32 billion
  - Benefiting from expertise in corporate lending, as C&I increased $6.8 million (5%)
  - Benefiting from expertise in commercial construction lending and builder finance, as A,C&D increased $13.6 million (11%)
  - Purchase credit impaired (PCI) loans continued expected shrinkage, decreasing $16.8 million (8%)
  - Approximately 47% of period end loans continue to carry acquisition accounting fair market value adjustments (see "Acquired Loan Accounting" slide)

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
** Non-acquired loans include certain new and/or restructured acquired performing loans that are redesignated as non-acquired.*

Loan Mix – By Geography

PARKSTERLING

Period-End Loan Mix – By Geography

	2012Q4	2013Q1	2013Q2	2013Q3
Loans (excluding LHFS)				
Metro markets	$ 529,582	$ 532,589	$ 544,908	$ 571,656
Community markets	520,687	498,513	446,672	426,297
Central business units	306,438	298,647	313,079	318,389
Total loans	$1,356,707	$1,329,749	$1,304,659	$1,316,342
Metro markets	39%	40%	42%	44%
Community markets	38%	38%	34%	32%
Central business units	23%	22%	24%	24%
Total loans	100%	100%	100%	100%

2013Q3


Central
Units
24%
Metro
Markets
44%
Community
Markets
32%

- Metro market loans increased $26.7 million (5% quarterly; 19% annualized) in 2013Q3 to $571.7 million
  - Net growth posted in each metro market (Charlotte, Raleigh and Wilmington, NC; Charleston and Greenville, SC)
- Community market loans decreased $20.4 million (5% quarterly; 18% annualized) in 2013Q3 in $426.3 million
  - Continued shrinkage in acquired loans driven in part by competitive pricing and structuring
- Central business unit loans increased $5.3 million (2% quarterly; 7% annualized) in 2013Q3 to $318.4 million
  - Increases in asset-based lending and builder finance more than offset decreases in mortgage and special assets (including covered loans)

(Unaudited;. $ in thousands)
Central units include asset-based lending, builder finance, mortgage, covered loans and special assets

Acquired Loan Accounting

PARKSTERLING

Acquired Loan Accounting

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Acquired Loans					
Performing acquired loans	$ 254,180	$ 619,498	$ 560,318	$ 500,130	$ 436,375
Less: remaining FMV adjustments	(7,913)	(9,526)	(7,916)	(6,470)	(5,269)
Performing acquired loans, net	246,267	609,972	552,402	493,660	431,106
FMV adjustments %	*-3.11%*	*-1.54%*	*-1.41%*	*-1.29%*	*-1.21%*
PCI loans	56,422	161,062	152,324	143,430	134,202
Less: remaining FMV adjustments	(13,599)	(23,745)	(24,120)	(23,085)	(22,187)
PCI loans, net	42,823	137,317	128,204	120,345	112,015
FMV adjustments %	*-24.10%*	*-14.74%*	*-15.83%*	*-16.09%*	*-16.53%*
Covered (performing and PCI)	-	121,959	109,094	95,864	89,269
Less: remaining FMV adjustments	-	(20,448)	(17,597)	(14,624)	(13,933)
Covered, net	-	101,511	91,497	81,240	75,336
FMV adjustments %		*-16.77%*	*-16.13%*	*-15.25%*	*-15.61%*
Total acquired loans, net	$ 289,090	$ 848,800	$ 772,103	$ 695,245	$ 618,457
Memo Items					
Acquired performing loans	$ 246,267	$ 614,518	$ 556,135	$ 493,660	$ 433,695
Acquired PCI loans	42,823	234,282	215,968	201,585	184,762
Total acquired loans	$ 289,090	$ 848,800	$ 772,103	$ 695,245	$ 618,457
Aggregate FMV adjustment	$ (21,512)	$ (53,719)	$ (49,633)	$ (44,179)	$ (41,389)
Aggregate FMV adjustment to total acquired loans	-7.44%	-6.33%	-6.43%	-6.35%	-6.69%
Accretion to interest income	$ 1,302	$ 3,924	$ 3,575	$ 4,035	$ 3,591
Period end accretable yield	18,423	42,734	45,567	42,248	39,703

- Remain comfortable with adequacy of remaining FMV acquisition accounting adjustments for acquired loans
  - Remaining FMV adjustment of $39.1 million, or 6.69% of acquired loans
  - Potential for future “accounting noise” within any given PCI pool, but aggregate outlook continues to improve
- Period end accretable yield decreased $2.5 million (6%) in 2013Q3 to $39.7 million
  - Aggregate PCI loans continue to perform well
  - Continue to benefit from prudent original discount rate assumptions

(Unaudited; $ in thousands)

Deposit Mix

PARKSTERLING

Period-End Deposit Mix – By Type

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Noninterest bearing DDA	$ 165,899	$ 243,495	$ 256,931	$ 265,246	$ 262,114
MMDA, NOW and savings accounts	341,788	758,763	733,493	743,791	729,208
Time deposits < $250,000	172,213	471,094	453,653	442,458	424,948
Time deposits > $250,000	20,205	47,603	46,915	43,207	43,108
Brokered deposits	131,570	111,049	103,829	98,403	96,585
Total deposits	$ 831,675	$1,632,004	$1,594,821	$1,593,105	$1,555,963
Noninterest bearing DDA	20%	15%	16%	16%	17%
MMDA, NOW and savings accounts	41%	46%	46%	47%	47%
Time deposits < $250,000	21%	29%	28%	28%	27%
Time deposits > $250,000	2%	3%	3%	3%	3%
Brokered deposits	16%	7%	7%	6%	6%
Total deposits	100%	100%	100%	100%	100%
Memo Items					
Core deposits[1]	$ 679,900	$1,473,352	$1,444,077	$1,451,495	$1,416,270
% of total deposits	81.8%	90.3%	90.5%	91.1%	91.0%
Cost of interest bearing deposits	0.58%	0.36%	0.30%	0.27%	0.26%

2013Q3


Brokered deposits 6%
DDA 17%
Time Deposits 30%
MMDA & Savings 47%

- Total deposits decreased $37.1 million (2%) in 2013Q3 to $1.56 billion
  - MMDA, NOW and savings accounts decreased $14.6 million (2%)
  - Time deposits < $250K decreased $17.5 million (4%)
  - Slight shift in mix from time deposits < $250K (down 1% to 27% of total) to noninterest bearing DDA (up 1% to 17% of total)
  - Approximately 91% of period end deposits considered "core" (excludes brokered and local time deposits > $250,000)
- Cost of interest bearing deposits decreased 1 bp to 0.26% as a result of shift in mix and re-pricing strategies
  - Estimated life of acquisition accounting fair market value adjustments now expired (represented ~$570,000 in quarterly accretion in 2013Q3)

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
(1) Core deposits exclude brokered deposits and time deposits > $250,000.

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Tier 1 Leverage Ratio (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
15.39
11.15
11.62
11.80
11.11
11.01 9.76 9.15
10.76 10.00 9.65
11.20 10.55 9.67
10.94 10.49 9.51
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


25.00
20.00
15.00
10.00
5.00
-
22.25
12.27
11.35
10.61
11.85
15.98 9.33 7.09
15.47 8.83 6.39
14.13 9.55 6.11
15.80 10.37 5.71
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
17.31
10.97
11.42
11.40
11.78
8.44 8.24 6.09
8.69 7.62 6.72
9.01 8.42 7.43
9.14 8.28 7.84
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
-
22.35
16.38
16.92
19.98
18.21
18.39 15.88 11.29
18.10 15.77 11.49
17.99 16.31 11.01
16.05 14.12 10.72
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality Remains Attractive

PARKSTERLING

Asset Quality Trends

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Loan Mix by Grade[1]					
Pass Grade	$ 673,023	$1,313,367	$1,291,289	$1,272,842	$1,279,938
Special Mention	17,769	22,585	17,759	14,302	19,044
Classified	18,080	21,490	20,910	17,349	16,997
Gross loans	$ 708,872	$1,357,442	$1,329,958	$1,304,493	$1,315,979
Pass Grade	94.9%	96.7%	97.1%	97.6%	97.3%
Special Mention	2.5%	1.7%	1.3%	1.1%	1.4%
Classified	2.6%	1.6%	1.6%	1.3%	1.3%
Gross loans	100.0%	100.0%	100.0%	100.0%	100.0%
Asset Quality Measures					
Nonaccrual loans	$ 9,792	$ 10,374	$ 9,725	$ 6,832	$ 6,778
Troubled debt restructurings	7,390	7,367	7,383	7,767	7,527
Loans 90+-days past due, and still accruing	164	77	2	196	357
Nonperforming loans	17,346	17,818	17,110	14,795	14,662
OREO (covered and non-covered)	13,028	25,073	21,251	16,283	14,881
Nonperforming assets	$ 30,374	$ 42,891	$ 38,361	$ 31,078	$ 29,543
Nonperforming loans to total loans (%)	2.45%	1.31%	1.29%	1.13%	1.11%
Nonperforming assets to total assets (%)	2.74%	2.11%	1.93%	1.58%	1.52%
Net charge-offs (recoveries)	$ 231	$ (390)	$ 151	$ 274	$ 1,776
Annualized net charge-offs to average loans (%)	0.13%	-0.11%	0.05%	0.08%	0.57%
Adjusted net charge-offs (recoveries)*	$ 231	$ (390)	$ (263)	$ 297	$ 816
Annualized adj. net charge-offs to average loans* (%)	0.13%	-0.11%	-0.08%	0.09%	0.25%
OREO Roll-Forward Analysis					
Beginning OREO	$ 14,744	$ 13,028	$ 25,073	$ 21,251	$ 16,283
Additions	1,286	2,681	3,157	1,122	2,659
Acquired OREO	-	18,957	-	-	-
Write-downs	(755)	(3,813)	(229)	(784)	(139)
Sales	(2,247)	(5,780)	(6,750)	(5,306)	(3,922)
Ending OREO	$ 13,028	$ 25,073	$ 21,251	$ 16,283	$ 14,881

- Asset quality remained attractive
  - Pass Grade loans held above 97% of total loans
  - Nonperforming loans decreased $133,000 (1%) to 1.11% of total loans
  - Nonperforming assets decreased $1.5 million (5%) to 1.52% of total assets
  - OREO decreased $1.4 million (9%) to $14.9 million
    - Includes $6.2 million of covered OREO (41% of total)
  - Net charge-offs totaled $1.8 million, or 0.57% of total loans (annualized)
  - Adjusted net charge-offs*, which exclude PCI loans (ASC 310-30), totaled $816,000, or 0.25% of total loans (annualized)
    - Increase from 2013Q2 primarily related to one previously impaired loan

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
(1) Loans exclude deferred fees * *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Allowance for Loan Losses

PARKSTERLING

Allowance for Loan Losses

	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3
Three Months and Period Ended					
Beginning balance	$ 9,431	$ 9,207	$ 10,591	$ 10,749	$ 10,847
Provision expense	7	994	309	372	(419)
Charge-offs	(1,102)	(330)	(782)	(1,106)	(1,917)
Recoveries	871	720	631	832	141
Ending Balance	$ 9,207	$ 10,591	$ 10,749	$ 10,847	$ 8,652
Components of Allowance					
Quantitative ("FAS 5")	$ 7,730	$ 7,914	$ 7,065	$ 7,568	$ 6,259
Qualitative ("FAS 5")	663	995	1,060	916	1,441
Specific ("FAS 114")	523	715	1,637	979	946
PCI loan impairments ("SOP 03-3")	291	967	987	1,384	6
Ending Balance	$ 9,207	$ 10,591	$ 10,749	$ 10,847	$ 8,652
Memo Items					
Total loans	$ 708,283	$1,356,707	$1,329,749	$1,304,659	$1,316,342
ALLL to total loans (%)	1.30%	0.78%	0.81%	0.83%	0.66%
Total loans	$ 708,283	$1,356,707	$1,329,749	$1,304,659	$1,316,342
Adjusted allowance*	30,719	64,310	60,382	55,026	50,041
Adjusted allowance to total loans* (%)	4.34%	4.74%	4.54%	4.22%	3.80%

- Allowance for loan losses decreased $2.2 million (20%) in 2013Q3 to $8.7 million
  - Quantitative component decreased $1.3 million (17%), reflecting improved credit environment
    - Adjusted methodology to evaluate A,C&D in underlying loan categories (commercial, residential, development)
    - Continue to extend look back periods to capture loss history
  - Qualitative factors increased $525,000 (57%)
    - Adjusting for loss expectations not reflected in loss history
  - PCI (ASC 310-30) component decreased $1.4 million (100%)
    - Driven by $960,000 in net charge-offs and improved cash flow expectations
    - Resulted in $419,000 reversal of provision expense
- Remain comfortable with adjusted allowance to total loans* of 3.80%

(Unaudited; 2012Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Remain in Top Quartile of Peer Group

PARKSTERLING

NPLs to Total Loans (%)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
2.45
1.31
1.29
1.13
1.11
6.28 3.91 2.14
5.34 3.16 1.76
5.12 3.25 1.59
4.36 2.49 1.54
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
2.74
2.11
1.93
1.58
1.52
5.84 3.12 2.72
5.03 2.68 2.49
4.88 2.73 2.17
4.56 2.42 1.71
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.34
4.74
4.54
4.22
3.80
1.30
0.78
0.81
0.83
0.66
2.49 1.97 1.38
2.30 1.92 1.37
2.29 1.85 1.36
2.10 1.71 1.29
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Annualized NCOs to Average Loans (%)


2.00
1.50
1.00
0.50
-
(0.50)
0.13
1.89
0.57
1.62
(0.11)
0.35
0.05
0.63
0.33
(0.08)
0.08
0.96
0.27
0.09
0.57
0.25
2012Q3
2013Q1
2013Q2
2013Q3
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

PARKSTERLING

Strong Financial Performance in 2013Q3

- Fourth consecutive quarter of record operating earnings
  - Benefiting from attractive asset quality and sound cost controls
  - Growing bottom-line without reaching for yield through extended duration loans
  - Improved already top quartile adjusted ROAA
- Strong asset quality and capitalization
  - Attractive risk profile maximizes strategic flexibility
  - Excess capital available to support growth initiatives
  - Engaged in strategic capital initiatives to enhance shareholder value

Well Positioned for Future Growth

- Strong organic growth opportunities
  - Investing excess merger-related cost savings in retail and business banking
  - Adding bankers, product specialists and support personnel
  - Leveraging presence in attractive metropolitan markets
- Strong strategic growth opportunities
  - M&A discussions accelerating in our markets
  - Well positioned competitively – solid earnings, strong balance sheet, experienced leadership, attractive currency/ownership, proven success in partnerships

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

(three month and period end results unless otherwise stated)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)
Adjusted net income					
Pretax income (as reported)	$ 6,320	$ 5,780	$ 4,964	$ 2,093	$ 1,079
Plus: merger-related expenses	167	822	836	3,167	1,364
Less: gain on sale of securities	-	(104)	-	-	(989)
Adjusted pretax income	6,487	6,498	5,800	5,260	1,454
Tax expense	2,162	2,235	1,995	1,691	467
Adjusted net income	$ 4,325	$ 4,263	$ 3,805	$ 3,569	$ 987
Preferred dividends	-	302	51	51	-
Adjusted net income available to common shareholders	$ 4,325	$ 3,961	$ 3,754	$ 3,518	$ 987
Divided by: weighted average diluted shares	44,273,821	44,204,581	44,069,053	44,025,874	32,138,554
Adjusted net income available to common shareholders per share	$ 0.10	$ 0.09	$ 0.09	$ 0.08	$ 0.03
Estimated tax rate	*33.40%*	*34.40%*	*34.40%*	*32.15%*	*32.15%*
Adjusted net interest margin					
Net interest income (as reported)	$ 18,314	$ 18,671	$ 17,736	$ 19,532	$ 9,971
Less: accelerated mark accretion	(529)	(560)	-	(921)	17
Less: other accelerated accretion	-	-	-	(121)	-
Adjusted net interest income	17,785	18,111	17,736	18,490	9,988
Divided by: average earning assets	1,747,886	1,742,312	1,732,366	1,782,922	998,669
Mutliplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted net interest margin	4.04%	4.17%	4.15%	4.13%	3.98%
Net interest margin	4.16%	4.30%	4.15%	4.36%	3.97%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,257	$ 3,968	$ 3,458	$ 3,592	$ 3,285
Less: gain on sale of securities	-	(104)	-	-	(989)
Adjusted noninterest income	$ 3,257	$ 3,864	$ 3,458	$ 3,592	$ 2,296
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 15,670	$ 16,784	$ 15,921	$ 20,037	$ 12,170
Less: merger-related expenses	(167)	(822)	(836)	(3,167)	(1,364)
Adjusted noninterest expense	15,503	15,962	15,085	16,870	10,806
Adjusted total revenues					
Net interest income (as reported)	$ 18,314	$ 18,671	$ 17,736	$ 19,532	$ 9,971
Adjusted noninterest income	3,257	3,864	3,458	3,592	2,296
Adjusted total revenues	$ 21,571	$ 22,535	$ 21,194	$ 23,124	$ 12,267
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 4,325	$ 3,961	$ 3,754	$ 3,518	$ 987
Divided by: average assets	1,967,904	1,967,736	1,978,144	2,020,662	1,112,923
Mutliplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted return on average assets	0.87%	0.81%	0.77%	0.69%	0.35%
Return on average assets	0.85%	0.72%	0.65%	0.25%	0.22%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted total revenues, adjusted allowance for loan losses, adjusted net charge-offs/ recoveries, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) and adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income, adjusted noninterest expenses and adjusted total revenues (which exclude merger-related expenses and gain on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated mark accretion), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

(three month and period end results unless otherwise stated)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 4,325	$ 3,961	$ 3,754	$ 3,518	$ 987
Divided by: average common equity	258,860	261,511	258,234	257,335	196,013
Mutliplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted return on average equity	6.63%	6.07%	5.90%	5.44%	2.00%
Return on average equity	6.46%	5.38%	5.01%	1.96%	1.26%
Tangible common equity to tangible assets					
Total assets	$ 1,940,060	$ 1,973,092	$ 1,983,740	$ 2,032,963	$ 1,110,188
Less: intangible assets	(35,475)	(35,732)	(35,990)	(36,247)	(4,337)
Tangible assets	$ 1,904,585	$ 1,937,360	$ 1,947,750	$ 1,996,716	$ 1,105,851
Total common equity	$ 259,753	$ 256,557	$ 258,485	$ 255,202	$ 195,804
Less: intangible assets	(35,475)	(35,732)	(35,990)	(36,247)	(4,337)
Tangible common equity	$ 224,278	$ 220,825	$ 222,495	$ 218,955	$ 191,467
Tangible common equity	$ 224,278	$ 220,825	$ 222,495	$ 218,955	$ 191,467
Divided by: tangible assets	$ 1,904,585	$ 1,937,360	$ 1,947,750	$ 1,996,716	$ 1,105,851
Tangible common equity to tangible assets	11.78%	11.40%	11.42%	10.97%	17.31%
Common equity to assets	13.39%	13.00%	13.03%	12.55%	17.64%
Tangible book value per share					
Issued and outstanding shares	44,761,384	44,700,805	44,648,165	44,575,853	32,706,627
Less: nondilutive restricted stock awards	(554,400)	(554,400)	(568,260)	(568,260)	(568,260)
Period end dilutive shares	44,206,984	44,146,405	44,079,905	44,007,593	32,138,367
Tangible common equity	$ 224,278	$ 220,825	$ 222,495	$ 218,955	$ 191,467
Divided by: period end dilutive shares	44,206,984	44,146,405	44,079,905	44,007,593	32,138,367
Tangible common book value per share	$ 5.07	$ 5.00	$ 5.05	$ 4.98	$ 5.96
Common book value per share	$ 5.88	$ 5.81	$ 5.86	$ 5.80	$ 6.09
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,652	$ 10,847	$ 10,749	$ 10,591	$ 9,207
Plus: acquisition accounting FMV adjustments to acquired loans	41,389	44,179	49,633	53,719	21,512
Adjusted allowance for loan losses	$ 50,041	$ 55,026	$ 60,382	$ 64,310	$ 30,719
Divided by: total loans (excluding LHFS)	$ 1,316,342	$ 1,304,659	$ 1,329,749	$ 1,356,707	$ 708,283
Adjusted allowance for loan losses to total loans	3.80%	4.22%	4.54%	4.74%	4.34%
Allowance for loan losses to total loans	0.66%	0.83%	0.81%	0.78%	1.30%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ 1,776	$ 274	$ 151	$ (390)	$ 231
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	(960)	23	(414)	-	-
Adjusted net charge-offs (recoveries)	$ 816	$ 297	$ (263)	$ (390)	$ 231
Divided by: average loans	$ 1,319,026	$ 1,337,318	$ 1,346,603	$ 1,388,627	$ 719,397
Mutliplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted net charge-offs (recoveries) (annualized)	0.25%	0.09%	-0.08%	-0.11%	0.13%
Net charge-offs (recoveries) (annualized)	0.57%	0.08%	0.05%	-0.11%	0.13%

(Unaudited; $ in thousands)

Special Note

As contemplated during the 2010 public offering, in 2011 Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. The 554,400 restricted shares outstanding as of June 30, 2013 and September 30, 2013 (568,260 restricted shares in prior quarters; decrease a result of 13,860 restricted shares forfeited in the second quarter of 2013) vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Institution Name	Ticker	Exchange	State	City	Total Assets 2013Q2 ($ in thousands)	Market Capitalization* ($ in millions)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	1,294,017	183.3
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	2,808,675	428.4
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	2,929,636	349.1
4	Capital Bank Financial Corporation	CBF	NASDAQ	FL	Coral Gables	6,796,976	1,158.0
5	VantageSouth Bancshares	VSB	NASDAQ	NC	Raleigh	2,009,420	235.5
6	First Bancorp	FBNC	NASDAQ	NC	Troy	3,247,410	297.0
7	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,650,735	353.7
8	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	2,036,313	228.7
9	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,730,095	207.0
10	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,085,222	170.5
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**1,972,923**	**283.0**
12	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,028,040	72.6
13	First Financial Holdings, Inc.	SCBT	NASDAQ	SC	Columbia	5,043,078	939.4
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,595,087	483.1
15	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,162,635	910.4
16	Yadkin Valley Financial Corporation	YDKN	NASDAQ	NC	Elkin	1,801,915	239.5

**Market capitalization shown as of October 24, 2013.*

Source: SNL